UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 15, 2009


                                 China 3C Group
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

       000-28767                                           88-0403070
(Commission File Number)                       (IRS Employer Identification No.)

                               368 HuShu Nan Road
                     HangZhou City, Zhejiang Province, China
              (Address of principal executive offices and zip code)

                                086-0571-88381700
               (Registrant's telephone number including area code)

                        (Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant's expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as "anticipate," "expect," "intend," "plan," "will," "the Registrant believes," "management believes" and similar words or phrases. The forward-looking statements are based on the Registrant's current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant's actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 15, 2009, China 3C Group (the "Company") issued a press release announcing preliminary financial results for the fourth quarter and for the fiscal year ended December 31, 2008. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

     The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS.

     On January 15, 2009, the Company delivered a PowerPoint presentation at the ICR XChange Conference describing the Company's business. A copy of the presentation is furnished as Exhibit 99.2 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

     Exhibit Number                     Description
     --------------                     -----------

         99.1            Press Release dated January 15, 2009.

         99.2            Presentation of China 3C Group dated January 2009.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHINA 3C GROUP


                                              By: /s/ Zhenggang Wang
                                                 -------------------------------
                                              Name:  Zhenggang Wang
                                              Title: Chief Executive Officer

Dated: January 20, 2009

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
                                  EXHIBIT INDEX

     Exhibit Number                     Description
     --------------                     -----------

         99.1            Press Release dated January 15, 2009.

         99.2            Presentation of China 3C Group dated January 2009.